UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NEXTGEN HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

September 20, 2021

Dear Shareholder,

We are pleased to announce that the Board of Directors (the “Board”) of NextGen Healthcare, Inc. (“NextGen Healthcare,” the “Company,” “us,” “we” or “our”) is presenting David Sides as an additional nominee for election as a director at our annual meeting of shareholders (the “Annual Meeting”) to be held on October 13, 2021.

On September 20, 2021, the Company announced the appointment of Mr. Sides as President and Chief Executive Officer of the Company, effective Wednesday, September 22, 2021. In connection with his appointment as President and Chief Executive Officer of the Company, the Company is including Mr. Sides in its slate of director nominees proposed to be elected at the Annual Meeting. We are providing additional information in the enclosed Supplement to Proxy Statement and an amended proxy card to allow shareholders to vote on the election of Mr. Sides at the Annual Meeting, to hold office until the next annual meeting or until his successor is duly elected and qualified. The election of Mr. Sides as a director is being considered as part of Proposals 6A or 6B, as applicable.

You may vote on all proposals by one of the alternatives described in the Supplement and the amended proxy card. The receipt of your new proxy will revoke and supersede any proxy previously submitted. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Please read the Proxy Statement that was previously made available to shareholders and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting.

Yours sincerely,

/s/ Jeff Margolis
Jeff Margolis
Chairman of the Board

NEXTGEN HEALTHCARE, INC.

3535 Piedmont Rd., NE, Building 6, Suite 700

Atlanta, Georgia 30305

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 13, 2021

This Supplement to Proxy Statement is being furnished to the shareholders of NextGen Healthcare, Inc. (“NextGen Healthcare,” the “Company,” “us,” “we” or “our”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for our annual meeting of shareholders to be held at Four Points by Sheraton Atlanta Airport West, 3520 North Desert Drive, Atlanta, Georgia 30344 on October 13, 2021 at 10:00 a.m. Eastern Time (the “Annual Meeting”), and at any and all adjournments and postponements thereof.

This Supplement to Proxy Statement supplements the Notice of 2021 Annual Meeting of Shareholders (the “Notice”) and Proxy Statement, each dated September 13, 2021, previously made available to our shareholders in connection with the solicitation of proxies by the Board for the Annual Meeting.

This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our shareholders. You may view this Supplement, the Notice and Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 at the “Investor Relations” Section of our website at www.nextgen.com. See “Notice of Internet Availability of Proxy Materials” below.

The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement in that the enclosed proxy card includes Mr. Sides as an additional director nominee under Proposals 6A and 6B. You may vote on all proposals by submitting the amended proxy card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board.

Except as specifically supplemented or amended by the information contained in this Supplement, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on October 13, 2021.

This Supplement, the Notice, the Proxy Statement and the Company’s 2021 annual report to shareholders are available on our website at http://investor.nextgen.com/financial-information.

ELECTION OF DIRECTORS

(Propsoal No. 6A or 6B, as applicable)

In addition to the eight director nominees named in the Proxy Statement, the Nominating and Governance Committee will also nominate David Sides for election as a director at the Annual Meeting.

On September 20, 2021, the Company announced the appointment of Mr. Sides as President and Chief Executive Officer of the Company, effective Wednesday, September 22, 2021. In connection with his appointment as President and Chief Executive Officer of the Company, the Company is including Mr. Sides in its slate of director nominees proposed to be elected at the Annual Meeting. We are providing additional information in the enclosed Supplement to Proxy Statement and an amended proxy card to allow shareholders to vote on the election of Mr. Sides at the Annual Meeting, to hold office until the next annual meeting or until his successor is duly elected and qualified.

Biographical information, including qualifications, regarding Mr. Sides is set forth below. Mr. Sides has consented to being named in this Supplement and has agreed to serve as a director if elected.

Biography and Qualifications

Mr. Sides, 51, was formerly the Chief Operating Officer at Teladoc Health, the largest provider of comprehensive virtual healthcare services, where he led the global commercial, technology and operations teams since 2019. Between 2015 and 2019, Mr. Sides served as the President and Chief Executive Officer of Streamline Health, which offers revenue cycle management solutions for healthcare providers. Prior to that, Mr. Sides was Chief Executive Officer of iMDsoft, a provider of clinical information systems and electronic medical records for critical, perioperative and acute care organizations. Earlier in his career, Mr. Sides worked for nearly two decades at Cerner Corporation, a supplier of health information technology services, devices and hardware. Among other roles, he served as Senior Vice President, World Wide Consulting, where he led Cerner’s professional services in 24 countries. Mr. Sides is a former director at EMIS Group, a major provider of healthcare software, information technology and related services in the UK, and at Streamline Health. He is a Fellow in the American College of Healthcare Executives. Mr. Sides holds a B.A. in biophysics from the University of California, Berkeley, and an MBA and MHA from the University of Missouri, Columbia.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED BELOW AND LISTED ON THE WHITE PROXY CARD. The Board does NOT endorse any nominees of Sheldon Razin and Lance Rosenzweig and urges you NOT to sign or return the blue proxy card sent to you by or on behalf of Messrs. Razin and Rosenzweig. The Company is not responsible for the accuracy of any information provided by or relating to Messrs. Razin and Rosenzweig or their nominees contained in solicitation materials filed or disseminated by or on behalf of Messrs. Razin and Rosenzweig or any other statements they may make.

VOTING AND REVOCABILITY OF PROXIES

Please vote as soon as possible using the amended proxy card enclosed with this Supplement which includes the election of our additional director nominee, David Sides, under Proposals 6A and 6B, as applicable. If you have already voted, and you would like to vote for the election of director nominee Mr. Sides, you must vote again using the amended proxy card. Please note that if you submit a new proxy card, it will revoke all prior proxy cards, so it is important to indicate your vote on each proposal on the new proxy card.

Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board.

Any shareholder has the power to revoke the shareholder’s proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary prior to or at the annual meeting, by voting again on the internet or by telephone (only your latest internet or telephone proxy submitted prior to 11:59 P.M. Eastern Time on October 12, 2021 will be counted), by submitting to our Secretary, prior to or at the annual meeting, a later dated proxy card executed by the person executing the prior proxy, or by attendance at the annual meeting and voting in person by the person submitting the prior proxy or voting by ballot at the annual meeting.

Any shareholder who holds shares in street name and desires to vote in person at the annual meeting should inform the shareholder’s broker of that desire and request a legal proxy from the broker. The shareholder will need to bring the legal proxy to the annual meeting along with valid picture identification such as a driver’s license or passport, in addition to documentation indicating share ownership. If the shareholder does not receive the legal proxy in time, then the shareholder should bring to the annual meeting the shareholder’s most recent brokerage account statement showing that the shareholder owned NextGen Healthcare, Inc. common stock as of the record date. Upon submission of proper identification and ownership documentation, we should be able to verify ownership of common stock and admit the shareholder to the annual meeting; however, the shareholder will not be able to vote at the annual meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and the shareholder’s vote will not be counted unless the shareholder appears at the annual meeting and votes in person or legally appoints another proxy to vote on its behalf.

Important note to beneficial owners who hold shares in street name: Proposals 6A and 6B are combined into Proposal 6 on your WHITE voting instruction form. If either Proposal 1 or Proposal 2C is not approved and cumulative voting applies for the election of directors, and you direct the proxies to vote your shares as set forth in the Proxy Statement, you will be authorizing the proxies to cumulate your votes so as to elect the maximum number of the Company’s nominees as possible. The proxies will not be authorized to cast your votes for any candidate for which you have specifically withheld your votes. If you desire to specifically allocate votes among nominees, in the event cumulative voting applies for the election of directors, you may do so by either informing the your broker, banker or other custodian of your desire to attend the Annual Meeting, and requesting a legal proxy to attend the Annual Meeting, or by providing the broker, banker or other custodian with instructions as to how to allocate votes among nominees, which can then be delivered to the Company. Because each broker, banker or custodian has its own procedures and requirements, you should contact your broker, banker or other custodian, or MacKenzie Partners, Inc., for specific instructions on how to obtain a legal proxy or provide vote allocation instructions.

Messrs. Sheldon Razin and Lance E. Rosenzweig have notified the Company of their intention to propose director nominees for election at the annual meeting in opposition to the nominees recommended by the Board. As a result, you may receive solicitation materials, including a blue proxy card, from Messrs. Razin and Rosenzweig seeking your proxy to vote for their nominees. We do not endorse the election of any of Messrs. Razin’s and Rosenzweig’s nominees to become a director. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE BOARD’S NOMINEES USING THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY BLUE PROXY CARD SENT TO YOU BY OR ON BEHALF OF MESSRS. RAZIN AND ROSENZWEIG. If you have previously submitted a blue proxy card sent to you by Messrs. Razin and Rosenzweig, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the meeting by using the enclosed WHITE proxy card.

We are not responsible for the accuracy of any information provided by or relating to Messrs. Razin and Rosenzweig and their nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Messrs. Razin and Rosenzweig or any other statements that Messrs. Razin and Rosenzweig may otherwise make. Messrs. Razin and Rosenzweig choose which shareholders receive its proxy solicitation materials.

white Proxy Card YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the Annual Meeting date. Vote by Internet – www.cesvote.com Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the Annual Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form. OR Vote by Telephone – 1-888-693-8683 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions. OR Vote by Mail Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: NextGen Healthcare, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. However, a shareholder who wishes to invoke cumulative voting or provide vote allocation instructions, in the event cumulative voting applies, must submit a proxy card by mail. important notice regarding the availability of proxy materials for the ANNUAL meeting: The Proxy Statement is available at www.viewourmaterial.com/nxgn If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. NEXTGEN HEALTHCARE, INC. PROXY FOR 2021 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Jeffrey D. Linton and James R. Arnold, Jr., and each of them, individually, as attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of NextGen Healthcare, Inc. (“NextGen Healthcare”) held of record by the undersigned as of September 2, 2021 at the Annual Meeting of Shareholders of NextGen Healthcare to be held at NextGen Healthcare’s corporate headquarters located at 3525 Piedmont Rd, NE, Building 6, Suite 700, Atlanta, Georgia 30305, on October 13, 2021, at 10:00 a.m. Eastern time and at all adjournments and postponements thereof (the “Annual Meeting”), upon the following matters, which are described in NextGen Healthcare’s Proxy Statement for the Annual Meeting. NextGen Healthcare’s Board of Directors recommends shareholders vote “FOR” Proposals 1 and 2A-2G, “FOR” all of the directors in Proposal 6 and “FOR” Proposals 3, 4 and 5. In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions described in NextGen Healthcare’s Proxy Statement concerning the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Where no direction is given, except in the case of broker non-votes, the shares will be voted in accordance with the Board of Director’s recommendations. This proxy confers discretionary authority to cumulate votes for any or all of the nominees for election of directors for which authority to vote has not been withheld, in accordance with the instruction of the Board of Directors or an authorized committee thereof. If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. Signature Signature (Capacity) Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such

NextGen healthcare, inc. annual meeting of Shareholders SIGN, DATE AND MAIL YOUR WHITE PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, MAIL OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME the day prior to the ANNUAL meeting TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES RECEIVED PRIOR TO THE MEETING WILL BE VOTED. If submitting a proxy by mail, please sign and date the card and fold and detach card at perforation before mailing. The Board of Directors recommends you vote FOR the following: 6A. David Sides If Proposals 1 and 2C are approved and the Reincorporation is effected, to select nine persons to serve as directors of NextGen Delaware until the 2022 annual meeting of shareholders. 6B. If either Proposal 1 or 2C is not approved, to elect nine persons to serve as directors of our Company until the 2022 annual meeting of shareholders. If timely and properly invoked in accordance with California law and the Company’s bylaws, cumulative voting will apply to this proposal. David Sides ❑ Check this box to exercise cumulative voting with respect to Proposal 6B. If cumulative voting is invoked, this proxy authorizes the proxy holders to cumulate the votes that you are entitled to cast for all director nominees and allocate them, in the discretion of the Board, among director nominees for which you do not withhold authority to vote. To provide specific voting allocation instructions with respect to all or some of the votes you are entitled to cast, hand mark the number of votes you would like to specifically allocate next to each director nominee’s name above.

The Board of Directors recommends you vote FOR Proposals 1, 2A-2G, 3, 4 and 5. 1. Our reincorporation in the State of Delaware pursuant to a merger with and into a wholly-owned subsidiary of the Company (the “Reincorporation”). 2A. Approval of provisions in the Delaware Certificate and Bylaws limiting the Company’s stockholders’ right to call special meetings of stockholders. 2B. Approval of a provision in the Delaware Certificate providing that vacancies occurring on the Board of Directors and newly created directorships may be filled solely by a majority of the remaining directors. 2C. Approval of a provision disallowing cumulative voting. 2D. Approval of a provision in the Delaware Certificate providing that the total number of directors constituting the Board of Directors may be fixed exclusively by resolution of the Board of Directors. 2E. Approval of a provision of the Delaware Certificate providing that, unless NextGen Delaware consents in writing to the selection of an alternate forum, certain intracorporate claims may be brought exclusively in the Delaware Court of Chancery. 2F. Approve a provision of the Delaware Certificate requiring any complaint asserting a cause of action under the Securities Act to be brought exclusively in the federal district courts of the United States 2G. Approve a provision in the Delaware Bylaws providing proxy access for director nominees by stockholders 3. Advisory vote to approve the compensation for our named executive officers (i.e., “Say-on-Pay”). 4. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022. 5. Amendment and Restatement of NextGen Healthcare, Inc. 2015 Equity Incentive Plan.